UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 OTHER EVENTS

On September 20, 2017, Gogo Inc. issued a press release announcing the pricing by Gogo Intermediate Holdings LLC, a direct wholly-owned subsidiary of Gogo Inc. (“Intermediate Holdings”), and Gogo Finance Co. Inc., a direct wholly-owned subsidiary of Intermediate Holdings and an indirect wholly-owned subsidiary of Gogo Inc. (“Finance Co.”), of $100 million aggregate principal amount of additional 12.500% Senior Secured Notes due 2022 (the “Additional Notes”). The Issuers’ 12.500% Senior Secured Notes due 2022 were previously issued in an aggregate principal amount of $525 million on June 14, 2016 (the “Initial Notes”) and in an aggregate principal amount of $65 million on January 3, 2017 (the “First Additional Notes” and, together with the Initial Notes, the “Previously Issued Notes” and the Previously Issued Notes, together with the Additional Notes, the “Notes”). The Additional Notes and the Previously Issued Notes will have the same terms except with respect to the issue date and issue price and will be treated as the same series for all purposes under the indenture governing the Notes, dated June 14, 2016, among Intermediate Holdings, Finance Co., the Guarantors thereto and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent, as amended by the first supplemental indenture, dated September 20, 2017, among Intermediate Holdings, Finance Co., the Guarantors thereto and the Trustee. The Additional Notes are being offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Additional Notes. The Additional Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Gogo Inc., dated September 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Barry Rowan
Barry Rowan Executive Vice President and Chief Financial Officer

Date: September 21, 2017